UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2015

REDWOOD MORTGAGE INVESTORS IX, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-155428	26-3541068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1825 S. Grant Street, Suite 250, San Mateo, CA 94402
(Address if Principal Executive Offices)(Zip Code)

(650) 365-5341
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

Redwood Mortgage Investors IX, LLC, is filing with this report, as Exhibit 99.1, the audited consolidated balance sheet as of December 31, 2014, of Redwood Mortgage Corp. (“RMC”) and subsidiaries, with notes thereto, for the purpose of updating that information. Included in the notes to the audited balance sheet of RMC is the balance sheet of Gymno LLC, a wholly -owned subsidiary of RMC. The previous audited consolidated balance sheet filed for RMC was as of September 30, 2014.

RMC and Gymno, LLC are the managers of Redwood Mortgage Investors IX, LLC.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Balance Sheet as of December 31, 2014, of Redwood Mortgage Corp. and subsidiaries, with notes thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS IX, LLC
(Registrant)

Date: April 17, 2015	By:	Redwood Mortgage Corp., Manager

		By:	/s/ Michael R. Burwell
		Name:	Michael R. Burwell
		Title	President, Secretary and Treasurer
(On behalf of the registrant, and in the capacity of principal financial and accounting officer)

Date: April 17, 2015	By:	Gymno LLC, Manager

		By:	/s/ Michael R. Burwell
		Name:	Michael R. Burwell
		Title:	Manager